UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

enGene Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41854	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4868 Rue Levy, Suite 220 Saint-Laurent, QC, Canada	H4R 2P1
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (514) 332-4888

                                                       Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	ENGN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Common share, at an exercise price of $11.50 per share	ENGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2023, the Board of Directors (the “Board”) of enGene Holdings Inc. (the “Company”), increased its size from four members to five and, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Lota Zoth to the Board as a Class I Director of the Board, with a term expiring at the Company’s first annual general meeting following her appointment, or until her successor is duly elected and appointed. Ms. Zoth will serve as Chair of the Company’s Audit Committee.

Ms. Zoth will participate in the standard compensation plan for the Company’s independent directors, including eligibility to receive equity grants pursuant to the enGene Holdings Inc. 2023 Incentive Equity Plan, included as Exhibit 10.20 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 31, 2023 (the “October 31, 2023  8-K”), and will also enter into the Company’s indemnification agreement with the Company substantially in the form of indemnification agreement included as Exhibit 10.25 to the October 31, 2023 8-K. There are no arrangements or understandings pursuant to which she was selected as a director and no transactions between the Company and Ms. Zoth that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01.         Regulation FD Disclosure.
On December 19, 2023, the Company issued a news release with respect to the appointment of Ms. Zoth as a member of the Board of the Company, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.         Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated as of December 19, 2023.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*            Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGENE HOLDINGS INC.

December 20, 2023	By:	/s/ Jason D. Hanson
Name: Jason D. Hanson
Title: Chief Executive Officer